Exhibit 4.32

(English Translation)

Amended and Restated Loan Agreement

This Amended and Restated Loan Agreement (the “Agreement”) is entered into in Beijing as of January 16, 2012 by the following parties:

Party A:	Baidu Online Network Technology (Beijing) Co., Ltd.
Registration Address:	3/F, No. 10 Shangdi 10th Street, Haidian District, Beijing 100085, The People’s Republic of China
Party B:	Jiping Liu

WHEREAS,

1.	Party A is a wholly-owned foreign enterprise incorporated in the People’s Republic of China (the “PRC”);

2.	Party B is a citizen of the PRC and a 80% shareholder of Beijing Perusal Technology Co., Ltd. (“Beijing Perusal”).

3.	Party A provided to Party B an interest-free loan of RMB800,000 on May 19, 2006 for Party B to invest in Beijing Perusal. Party A and Party B entered into the Loan Agreement on May 19, 2006 in connection with the loan (the “Original Loan Agreement”).

4.	The parties intend to amend and restate the Original Loan Agreement.

NOW THEREFORE, through friendly negotiation, Party A and Party B agree as follows:

1.	Party A agrees to provide an interest-free loan to Party B with the principal as RMB 8,000,000 in accordance with the terms and conditions set forth in this Agreement. Party B agrees to accept the loan above.

2.	Party B confirms that he has obtained the total amount of the loan and has invested it into Beijing Perusal as capital contribution.

3.	The Term of such loan starts from the date that Party B received the loan until ten (10) years after signing this Agreement and could be extended upon the written agreement of the parties. During the term or extended term of such a loan, Party A may accelerate the loan repayment, if any of the following events occurs:

(1)	Party B quits or is dismissed by Party A or its affiliates;

(2)	Party B dies or becomes a person without capacity or with limited capacity for civil acts;

(3)	Party B commits a crime or is involved in a crime;

(4)	Any other third party claims more than RMB100,000 against Party B; or

(5)	According to the PRC laws, Party A or its designated person may be qualified to invest in the business of value-added telecommunication, such as internet information service and other services, which Beijing Perusal runs, and also Party A will have given a written notice to Beijing Perusal and exercised its right of purchase in accordance with the terms under the exclusive equity purchase option agreement speculated in Section 4 of this Agreement.

4.	The parties herein agree and confirm that, according to the PRC laws, Party A or its designated person (including natural person, legal entity or any other entity) has the right, but the obligation, to purchase all or part of the equity interest held by Party B in Beijing Perusal (the “Option Right”) at anytime, however, Party A shall notify Party B of such purchase of equity interests with a written notice. Once the written notice for exercising the Option Right is issued by Party A, Party B shall sell their equity interests of Beijing Perusal with the original invest price (the “Original Investment Price”) or other price allowed by laws according to the consent of Party A to Party A or its designated person. All parties agree and confirm that when Party A exercises the Option Right, the price that allowed by the applicable law at the time is higher than the Original Investment Price, Party A or its designated person shall purchase the equity interests at the lowest price in accordance with the applicable law. The parties agree to execute an exclusive equity purchase option agreement in connection with above matters.

5.	The parties herein agree and confirm that Party B may repay the loan only by the following methods: the borrower (or his successors or assignees) shall transfer the equity interest in Beijing Perusal to Party A or its designated person and use the proceeds to repay the loan when the loan is due and Party A gives a written notice.

6.	The parties agree and confirm that this loan is an interest-free loan unless there are different provisions in this Agreement. But if the loan is due and Party B has to transfer his equity interests in Beijing Perusal to Party A or its designated person and the proceeds exceed the loan principal due to the legal requirement or other reasons, the extra amount over the principal of proceeds will be considered as the interests or capital use cost, which shall be repaid to Party A.

7.	The parties agree and confirm that Party B shall be deemed the completion of performing his obligations under this Agreement only if the following requirements are met:

(a)	Party B has transferred all his equity interests of Beijing Perusal to Party A and/its designated person; and

(b)	Party B has repaid the total amount caused from the equity interest transferring or the maximum amount (including principal and the highest loan interest) allowed by the applicable law concerning loans to Party A.

8.	To secure the performance of the debt under this Agreement, Party B agrees to pledge all his own equity interest of Beijing Perusal to Party A (the “Equity Pledge”). The parties agree to execute an equity pledge agreement for the additional shares issued for the capital increase regaring the above matters.

9.	Party A hereby represents and warrants to Party B that, as of the execution date of this Agreement:

(a)	Party A is a company incorporated and validly existing under the laws of PRC;

(b)	Party A has the right to execute and perform this Agreement. Party A, subject to its business scope, Articles or other institutional documents, has taken necessary actions to get all necessary and appropriate approvals and authorizations;

(c)	The principal of loan to Party B is legally owned by the Party A;

(d)	The execution and the performance of this Agreement by Party A does not violate any laws, regulations, approvals, authorizations, notices, other governmental documents, any agreement Party A signed with a third party or any promise Party A issued to a third party; and

(e)	This Agreement shall constitute the legal, valid and binding obligations of Party A upon its execution.

10.	Party B hereby represents and warrants to Party A that, from the execution date of this Agreement until this Agreement terminates:

(a)	Beijing Perusal is a limited liability company incorporated and validly existing under the laws of PRC and Party B is the legal holder of the equity interest of Beijing Perusal newly issued for the capital increase;

(b)	Party B has the right to execute and perform this Agreement. Party B, subject to its business scope, Articles or other institutional documents, has taken necessary actions to get all necessary and appropriate approvals and authorizations;

(c)	The execution and the performance of this Agreement by Party B does not violate any laws, regulations, approvals, authorizations, notices, other governmental documents, any agreement Party B signed with a third party or any promise Party B issued to a third party;

(d)	This Agreement shall constitute the legal, valid and binding obligations of Party B upon its execution;

(e)	Party B has paid contribution in full for the additional equity interests he obtained in Beijing Perusal in accordance with applicable laws and regulations;

(f)	Except the provisions stipulated in the equity pledge agreement and exclusive equity purchase option agreement for the additional shares issued for the capital increase, Party B did not create any pledge or other security, make third party any offer to transfer his equity, make acceptance for the offer of any third party to purchase his equity, or execute any agreement with a third party to transfer his equity;

(g)	There are no pending or potential disputes, litigation, arbitration, administrative proceedings or other legal proceedings in connection with the additional equity interests of Beijing Perusal after the capital increase held by Party B;

(h)	Beijing Perusal has completed all governmental approval, license, registration and filing necessary for the capital increase.

11.	Party B covenants that he shall, during the term of this Agreement:

(a)	Not sell, transfer, pledge, dispose in any other manners of his additional equity interests of Beijing Perusal after the capital increase or other interests, or not allow to create other security interests on them without Party A’s prior written consent, except pledges or other rights created in the interest of Party A;

(b)	Not cause shareholder’s meetings to make resolutions to sell, transfer, pledge, dispose of in any other manners, or not allow to create other security interest on, any of his legal and beneficiary equity interest without Party A’s prior written consent, except transferring his equity interest to Party A;

(c)	Not vote for any merger or combination with, or acquire or invest in, any person at shareholder’s meetings of Beijing Perusal without Party A’s prior consent;

(d)	Promptly inform Party A of the pending or threatened litigation, arbitration or regulatory procedure concerning the additional equity interests of the Beijing Perusal after the capital increase held by Party B;

(e)	Execute all necessary or appropriate documents, take all necessary or appropriate actions and bring all necessary or appropriate lawsuits or make all necessary and appropriate defending against all claims in order to maintain the additional equity interest of the Beijing Perusal after the capital increase held by Party B;

(f)	Refrain from any act or omission that may materially affect the assets, business and liabilities of Beijing Perusal without Party A’s prior written consent;

(g)	Appoint any person to be the director of Beijing Perusal subject to Party A’s request;

(h)	Transfer promptly and unconditionally, at any time, all the additional equity interest in the Beijing Perusal after the capital increase held by Party B to Party A or the representative designated by Party A subject to the request of Party A, provided that such transfer is permitted under the laws of PRC;

(i)	Not request Beijing Perusal to distribute dividends or profits;

(j)	Once Party B transfers the additional equity interest of Beijing Perusal after the capital increase he holds Party A or its designated person, he shall repay the consideration he receives as the principal and the interests or capital use cost to Party A if such repayment is permitted under the laws of PRC;

(k)	Strictly comply with the terms of this Agreement, perform the obligations under this Agreement and refrain from any act or omission that affects the validity and enforceability of this Agreement.

12.	Party B, as the shareholder of Beijing Perusal, covenants that he shall cause Beijing Perusal, during the term of this Agreement:

(a)	Not to supplement, amend or modify its articles of association, or to increase or decrease its registered capital, or to change its capital structure in any form without Party A’s prior written consent;

(b)	To operate its business and deal with matters prudently and effectively according to good financial and business rules and practices;

(c)	Not to sell, transfer, mortgage, dispose of in any other manner, or to create other security interests on, any of its assets, business or legal or beneficial rights to its income without Party A’s prior written consent since the date of this Agreement;

(d)	Not to create, succeed to, guarantee or permit any liability, without the Party A’s prior written consent, except (i) the liability arising from the course of the ordinary or daily business operation, but not arising from the loan; and (ii) the liability reported to Party A or approved by Party A in writing;

(e)	To operate persistently all the business and to maintain the value of its assets;

(f)	Not to execute any material contracts (for the purpose of this Section 12, a contract will be deemed material if its value exceeds RMB ¥ 100,000), without Party A’s prior written consent, other than those executed during the ordinary course of business;

(g)	To provide information concerning all of its operation and financial affairs per Party A’s request;

(h)	Not to merger or combine with, acquire or invest in, any other person without Party A’s prior written consent;

(i)	Not to distribute dividends to its shareholder in any form without Party A’s prior written consent. However, Beijing Perusal shall promptly distribute all its distributable profits to its shareholder upon the Party A’s request;

(j)	To promptly inform Party A of any pending or threatened suit, arbitration or administrative procedure concerning the assets, business or income of the Beijing Perusal;

(k)	To execute all necessary or appropriate documents, take all necessary or appropriate actions, bring all necessary or appropriate lawsuits and make all necessary and appropriate defendings against all claims in order to maintain the ownership of all the assets of Beijing Perusal;

(l)	To strictly comply with the terms of Service Agreement and other agreements with Party A, perform its obligations under the aforesaid agreements, and not to conduct any action or nonfeasance that affects the validity and enforceability of such agreements.

13.	This agreement shall be binding to, and only in the interest of, all the parties hereto and their respective successors and assignees. Without prior written consent of Party A, Party B shall not transfer, pledge or assign any right, benefit or obligation hereunder.

14.	Party B agrees that Party A can assign its rights and obligations hereunder to a third party with a written notice to Party B when it considers necessary. No further consent of Party B is required upon such a transfer.

15.	The execution, validity, interpretation, performance, amendment, termination and the dispute resolution of this Agreement are governed by the laws of PRC.

16.	Arbitration.

(a)	Both Parties shall strive to settle any dispute, conflicts, or compensation claims arising from the interpretation or performance (including any issue relating to the existence, validity and termination) of this Agreement through friendly consultation. In case no settlement can be reached within thirty (30) day after one party ask for the settlement, each party can submit such matter to China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with its rules. The arbitration award shall be final and conclusive and binding upon the Parties.

(b)	The arbitration should take place in Beijing.

(c)	The arbitration language is Chinese.

17.	This Agreement shall be concluded on the date of execution. Both Parties agree that the terms and conditions of this Agreement shall be effective as of the date on which Party B receives the loan and expire when both Parties complete their obligations hereunder.

18.	Party B shall terminate or revoke this Agreement unless (a) Party A commits a material defect, fraud or other material illegal action; (b) upon Party A’s bankruptcy.

19.	This Agreement shall not be amended or modified without the written consent of the Parties hereto. The Parties may amend and modify this Agreement with a written agreement. The amendments, modifications, supplements and attachments shall be integral parts of this Agreement.

20.	This Agreement constitutes the entire agreement of the Parties with respect to the subject matters herein and supersedes and replaces all prior or contemporaneous verbal and written agreements and understandings.

21.	This Agreement is severable. The invalidity or enforceability of any clause shall not affect the validity or enforceability of other parts hereof.

22.	Each Party shall protect the confidentiality of the information concerning the other Party’s business, operation, financial situation or other confidential information obtained under this Agreement or during the performance of this Agreement.

23.	Any obligation that is due before the expiration or early termination this Agreement shall survive such expiration or early termination. Sections 15, 16 and 22 shall survive the termination of this Agreement.

24.	This Agreement shall be executed in two originals, each Party holding one original. All the originals shall have the same legal effect.

IN WITNESS WHEREOF, each party hereto have caused this Agreement to be duly executed by its legal representative on its behalf as of the date first set forth above.

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Party A:	Baidu Online Network Technology (Beijing) Co., Ltd.
Legal representative/authorized representative:
Company seal:	(with the company seal of Baidu Online Network Technology (Beijing) Co., Ltd.)
Party B:	Jiping Liu
Signature:	/s/ Jiping Liu

Amended and Restated Loan Agreement

This Amended and Restated Loan Agreement (the “Agreement”) is entered into in Beijing as of January 16, 2012 by the following parties:

Party A:	Baidu Online Network Technology (Beijing) Co., Ltd.
Registration Address:	3/F, No. 10 Shangdi 10th Street, Haidian District, Beijing 100085, The People’s Republic of China
Party B:	Yazhu Zhang

WHEREAS,

1.	Party A is a wholly-owned foreign enterprise incorporated in the People’s Republic of China (the “PRC”);

2.	Party B is a citizen of the PRC and a 20% shareholder of Beijing Perusal Technology Co., Ltd. (“Beijing Perusal”).

3.	Party A provided to Party B an interest-free loan of RMB200,000 on May 19, 2006 for Party B to invest in Beijing Perusal. Party A and Party B entered into the Loan Agreement on May 19, 2006 in connection with the loan (the “Original Loan Agreement”).

4.	The parties intend to amend and restate the Original Loan Agreement.

NOW THEREFORE, through friendly negotiation, Party A and Party B agree as follows:

1.	Party A agrees to provide an interest-free loan to Party B with the principal as RMB 2,000,000 in accordance with the terms and conditions set forth in this Agreement. Party B agrees to accept the loan above.

2.	Party B confirms that he has obtained the total amount of the loan and has invested it into Beijing Perusal as capital contribution.

3.	The Term of such loan starts from the date that Party B received the loan until ten (10) years after signing this Agreement and could be extended upon the written agreement of the parties. During the term or extended term of such a loan, Party A may accelerate the loan repayment, if any of the following events occurs:

(1)	Party B quits or is dismissed by Party A or its affiliates;

(2)	Party B dies or becomes a person without capacity or with limited capacity for civil acts;

(3)	Party B commits a crime or is involved in a crime;

(4)	Any other third party claims more than RMB100,000 against Party B; or

(5)	According to the PRC laws, Party A or its designated person may be qualified to invest in the business of value-added telecommunication, such as internet information service and other services, which Beijing Perusal runs, and also Party A will have given a written notice to Beijing Perusal and exercised its right of purchase in accordance with the terms under the exclusive equity purchase option agreement speculated in Section 4 of this Agreement.

4.	The parties herein agree and confirm that, according to the PRC laws, Party A or its designated person (including natural person, legal entity or any other entity) has the right, but the obligation, to purchase all or part of the equity interest held by Party B in Beijing Perusal (the “Option Right”) at anytime, however, Party A shall notify Party B of such purchase of equity interests with a written notice. Once the written notice for exercising the Option Right is issued by Party A, Party B shall sell their equity interests of Beijing Perusal with the original invest price (the “Original Investment Price”) or other price allowed by laws according to the consent of Party A to Party A or its designated person. All parties agree and confirm that when Party A exercises the Option Right, the price that allowed by the applicable law at the time is higher than the Original Investment Price, Party A or its designated person shall purchase the equity interests at the lowest price in accordance with the applicable law. The parties agree to execute an exclusive equity purchase option agreement in connection with above matters.

5.	The parties herein agree and confirm that Party B may repay the loan only by the following methods: the borrower (or his successors or assignees) shall transfer the equity interest in Beijing Perusal to Party A or its designated person and use the proceeds to repay the loan when the loan is due and Party A gives a written notice.

6.	The parties agree and confirm that this loan is an interest-free loan unless there are different provisions in this Agreement. But if the loan is due and Party B has to transfer his equity interests in Beijing Perusal to Party A or its designated person and the proceeds exceed the loan principal due to the legal requirement or other reasons, the extra amount over the principal of proceeds will be considered as the interests or capital use cost, which shall be repaid to Party A.

7.	The parties agree and confirm that Party B shall be deemed the completion of performing his obligations under this Agreement only if the following requirements are met:

(a)	Party B has transferred all his equity interests of Beijing Perusal to Party A and/its designated person; and

(b)	Party B has repaid the total amount caused from the equity interest transferring or the maximum amount (including principal and the highest loan interest) allowed by the applicable law concerning loans to Party A.

8.	To secure the performance of the debt under this Agreement, Party B agrees to pledge all his own equity interest of Beijing Perusal to Party A (the “Equity Pledge”). The parties agree to execute an equity pledge agreement for the additional shares issued for the capital increase regaring the above matters.

9.	Party A hereby represents and warrants to Party B that, as of the execution date of this Agreement:

(a)	Party A is a company incorporated and validly existing under the laws of PRC;

(b)	Party A has the right to execute and perform this Agreement. Party A, subject to its business scope, Articles or other institutional documents, has taken necessary actions to get all necessary and appropriate approvals and authorizations;

(c)	The principal of loan to Party B is legally owned by the Party A;

(d)	The execution and the performance of this Agreement by Party A does not violate any laws, regulations, approvals, authorizations, notices, other governmental documents, any agreement Party A signed with a third party or any promise Party A issued to a third party; and

(e)	This Agreement shall constitute the legal, valid and binding obligations of Party A upon its execution.

10.	Party B hereby represents and warrants to Party A that, from the execution date of this Agreement until this Agreement terminates:

(a)	Beijing Perusal is a limited liability company incorporated and validly existing under the laws of PRC and Party B is the legal holder of the equity interest of Beijing Perusal newly issued for the capital increase;

(b)	Party B has the right to execute and perform this Agreement. Party B, subject to its business scope, Articles or other institutional documents, has taken necessary actions to get all necessary and appropriate approvals and authorizations;

(c)	The execution and the performance of this Agreement by Party B does not violate any laws, regulations, approvals, authorizations, notices, other governmental documents, any agreement Party B signed with a third party or any promise Party B issued to a third party;

(d)	This Agreement shall constitute the legal, valid and binding obligations of Party B upon its execution;

(e)	Party B has paid contribution in full for the additional equity interests he obtained in Beijing Perusal in accordance with applicable laws and regulations;

(f)	Except the provisions stipulated in the equity pledge agreement and exclusive equity purchase option agreement for the additional shares issued for the capital increase, Party B did not create any pledge or other security, make third party any offer to transfer his equity, make acceptance for the offer of any third party to purchase his equity, or execute any agreement with a third party to transfer his equity;

(g)	There are no pending or potential disputes, litigation, arbitration, administrative proceedings or other legal proceedings in connection with the additional equity interests of Beijing Perusal after the capital increase held by Party B;

(h)	Beijing Perusal has completed all governmental approval, license, registration and filing necessary for the capital increase.

11.	Party B covenants that he shall, during the term of this Agreement:

(a)	Not sell, transfer, pledge, dispose in any other manners of his additional equity interests of Beijing Perusal after the capital increase or other interests, or not allow to create other security interests on them without Party A’s prior written consent, except pledges or other rights created in the interest of Party A;

(b)	Not cause shareholder’s meetings to make resolutions to sell, transfer, pledge, dispose of in any other manners, or not allow to create other security interest on, any of his legal and beneficiary equity interest without Party A’s prior written consent, except transferring his equity interest to Party A;

(c)	Not vote for any merger or combination with, or acquire or invest in, any person at shareholder’s meetings of Beijing Perusal without Party A’s prior consent;

(d)	Promptly inform Party A of the pending or threatened litigation, arbitration or regulatory procedure concerning the additional equity interests of the Beijing Perusal after the capital increase held by Party B;

(e)	Execute all necessary or appropriate documents, take all necessary or appropriate actions and bring all necessary or appropriate lawsuits or make all necessary and appropriate defending against all claims in order to maintain the additional equity interest of the Beijing Perusal after the capital increase held by Party B;

(f)	Refrain from any act or omission that may materially affect the assets, business and liabilities of Beijing Perusal without Party A’s prior written consent;

(g)	Appoint any person to be the director of Beijing Perusal subject to Party A’s request;

(h)	Transfer promptly and unconditionally, at any time, all the additional equity interest in the Beijing Perusal after the capital increase held by Party B to Party A or the representative designated by Party A subject to the request of Party A, provided that such transfer is permitted under the laws of PRC;

(i)	Not request Beijing Perusal to distribute dividends or profits;

(j)	Once Party B transfers the additional equity interest of Beijing Perusal after the capital increase he holds Party A or its designated person, he shall repay the consideration he receives as the principal and the interests or capital use cost to Party A if such repayment is permitted under the laws of PRC;

(k)	Strictly comply with the terms of this Agreement, perform the obligations under this Agreement and refrain from any act or omission that affects the validity and enforceability of this Agreement.

12.	Party B, as the shareholder of Beijing Perusal, covenants that he shall cause Beijing Perusal, during the term of this Agreement:

(a)	Not to supplement, amend or modify its articles of association, or to increase or decrease its registered capital, or to change its capital structure in any form without Party A’s prior written consent;

(b)	To operate its business and deal with matters prudently and effectively according to good financial and business rules and practices;

(c)	Not to sell, transfer, mortgage, dispose of in any other manner, or to create other security interests on, any of its assets, business or legal or beneficial rights to its income without Party A’s prior written consent since the date of this Agreement;

(d)	Not to create, succeed to, guarantee or permit any liability, without the Party A’s prior written consent, except (i) the liability arising from the course of the ordinary or daily business operation, but not arising from the loan; and (ii) the liability reported to Party A or approved by Party A in writing;

(e)	To operate persistently all the business and to maintain the value of its assets;

(f)	Not to execute any material contracts (for the purpose of this Section 12, a contract will be deemed material if its value exceeds RMB ¥ 100,000), without Party A’s prior written consent, other than those executed during the ordinary course of business;

(g)	To provide information concerning all of its operation and financial affairs per Party A’s request;

(h)	Not to merger or combine with, acquire or invest in, any other person without Party A’s prior written consent;

(i)	Not to distribute dividends to its shareholder in any form without Party A’s prior written consent. However, Beijing Perusal shall promptly distribute all its distributable profits to its shareholder upon the Party A’s request;

(j)	To promptly inform Party A of any pending or threatened suit, arbitration or administrative procedure concerning the assets, business or income of the Beijing Perusal;

(k)	To execute all necessary or appropriate documents, take all necessary or appropriate actions, bring all necessary or appropriate lawsuits and make all necessary and appropriate defendings against all claims in order to maintain the ownership of all the assets of Beijing Perusal;

(l)	To strictly comply with the terms of Service Agreement and other agreements with Party A, perform its obligations under the aforesaid agreements, and not to conduct any action or nonfeasance that affects the validity and enforceability of such agreements.

13.	This agreement shall be binding to, and only in the interest of, all the parties hereto and their respective successors and assignees. Without prior written consent of Party A, Party B shall not transfer, pledge or assign any right, benefit or obligation hereunder.

14.	Party B agrees that Party A can assign its rights and obligations hereunder to a third party with a written notice to Party B when it considers necessary. No further consent of Party B is required upon such a transfer.

15.	The execution, validity, interpretation, performance, amendment, termination and the dispute resolution of this Agreement are governed by the laws of PRC.

16.	Arbitration.

(a)	Both Parties shall strive to settle any dispute, conflicts, or compensation claims arising from the interpretation or performance (including any issue relating to the existence, validity and termination) of this Agreement through friendly consultation. In case no settlement can be reached within thirty (30) day after one party ask for the settlement, each party can submit such matter to China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with its rules. The arbitration award shall be final and conclusive and binding upon the Parties.

(b)	The arbitration should take place in Beijing.

(c)	The arbitration language is Chinese.

17.	This Agreement shall be concluded on the date of execution. Both Parties agree that the terms and conditions of this Agreement shall be effective as of the date on which Party B receives the loan and expire when both Parties complete their obligations hereunder.

18.	Party B shall terminate or revoke this Agreement unless (a) Party A commits a material defect, fraud or other material illegal action; (b) upon Party A’s bankruptcy.

19.	This Agreement shall not be amended or modified without the written consent of the Parties hereto. The Parties may amend and modify this Agreement with a written agreement. The amendments, modifications, supplements and attachments shall be integral parts of this Agreement.

20.	This Agreement constitutes the entire agreement of the Parties with respect to the subject matters herein and supersedes and replaces all prior or contemporaneous verbal and written agreements and understandings.

21.	This Agreement is severable. The invalidity or enforceability of any clause shall not affect the validity or enforceability of other parts hereof.

22.	Each Party shall protect the confidentiality of the information concerning the other Party’s business, operation, financial situation or other confidential information obtained under this Agreement or during the performance of this Agreement.

23.	Any obligation that is due before the expiration or early termination this Agreement shall survive such expiration or early termination. Sections 15, 16 and 22 shall survive the termination of this Agreement.

24.	This Agreement shall be executed in two originals, each Party holding one original. All the originals shall have the same legal effect.

IN WITNESS WHEREOF, each party hereto have caused this Agreement to be duly executed by its legal representative on its behalf as of the date first set forth above.

[No text below]

[No text on this page]

Party A:	Baidu Online Network Technology (Beijing) Co., Ltd.
Legal representative/authorized representative:
Company seal:	(with the company seal of Baidu Online Network Technology (Beijing) Co., Ltd.)
Party B:	Yazhu Zhang
Signature:	/s/ Yazhu Zhang